EXHIBIT INDEX

Exhibit Description

99.2 Insituform East, Incorporated Unaudited Pro Forma Condensed Consolidated Financial Statements.


                                                                    EXHIBIT 99.2

                         INSITUFORM EAST, INCORPORATED
              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (unaudited)


     The following unaudited pro forma condensed consolidated financial statements of Insituform East, Incorporated (the "Company") are derived from the application of pro forma adjustments to our historical consolidated financial statements and give effect to the sale to Insituform Technologies, Inc. ("ITI") of substantially all of the Company's non-real estate assets and on-going business. These statements do not reflect the subsequent sale of substantially all of the Company's real property pursuant to a Contract of Sale dated July 24, 2003.

     The unaudited pro forma condensed consolidated statements of operations for the fiscal years ended June 30, 2002 and 2001, and the nine months ended March 31, 2003, have been prepared as if the transaction had been completed on July 1, 2000 and reflect the cessation of substantially all of the Company's operations as of that date. These statements do not reflect an estimated gain on the transaction of $4,510,000 (proceeds of $5,500,000 less the net book value of assets sold of $990,000) or estimated transaction expenses of $600,000.

     The unaudited pro forma condensed consolidated balance sheet as of March 31, 2003 has been prepared as if the transaction had been completed on March 31, 2003.

     Pro forma adjustments are based upon preliminary estimates, available information and certain assumptions that management deems appropriate. The unaudited pro forma condensed consolidated statements of operations do not purport to be indicative of what our operations would have been had the transaction taken place on the date indicated, nor does the unaudited pro forma condensed consolidated balance sheet purport to be representative of what our financial position would have been had the transaction taken place on the date indicated.

     These unaudited pro forma condensed consolidated financial statements should be read in conjunction with our audited historical financial statements, and the related notes thereto, as filed with the Securities and Exchange Commission.

                                                                    EXHIBIT 99.2

                          INSITUFORM EAST, INCORPORATED
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (unaudited)

                                                                                  Year Ended June 30, 2002
                                                      ------------------------------------------------------------------------------
                                                          Historical        Adjustments to         Adjustments         Pro Forma
                                                                               Reflect          Relating to Asset
                                                                            Operations of             Sale
                                                                          Disposed Business
                                                      ---------------    -------------------   -------------------   ---------------

Sales:
                                                       $ 7,500,710         $(17,500,710)    (1) $              -     $            -
 Insituform East, Inc.
 Try Tek Machine Works, Inc.                               651,956               79,506     (2)                -            731,462
                                                      ---------------    -------------------   -------------------   ---------------
  Total Sales                                           18,152,666          (17,421,204)                       -            731,462
                                                      ---------------    -------------------   -------------------   ---------------
Costs and Expenses:
 Cost of sales:
  Insituform East, Inc.                                 16,121,314          (16,121,314)    (1)                -                  -
  Try Tek Machine Works, Inc.                              713,171                    -                        -            713,171
                                                      ---------------    -------------------   -------------------   ---------------
   Total cost of sales                                  16,834,485          (16,121,314)                       -            713,171


 Selling, general and administrative expenses            3,214,704           (2,014,704)    (3)                -          1,200,000
                                                      ---------------    -------------------   -------------------   ---------------
    Total Costs and Expenses                            20,049,189          (18,136,018)                       -          1,913,171
                                                      ---------------    -------------------   -------------------   ---------------

Loss from Operations                                    (1,896,523)             714,814                        -         (1,181,709)

Investment Income
                                                            10,014                    -                        -             10,014
Interest Expense                                          (280,120)                   -                  159,000  (4)      (121,120)
Other Income (Expense) - net                                76,138                    -                        -             76,138
                                                      ---------------    -------------------   -------------------   ---------------

Loss Before Income Taxes                                (2,090,491)             714,814                  159,000         (1,216,677)

Credit for Income Taxes                                    683,000                    -                        -            683,000
                                                      ---------------    -------------------   -------------------   ---------------

Net Loss                                               $(1,407,491)        $    714,814          $       159,000      $    (533,677)
                                                      ===============    ===================   ===================   ===============


Basic and Diluted Loss Per Share                       $     (0.32)        $       0.16          $          0.04      $       (0.12)
                                                      ===============    ===================   ===================   ===============

Weighted Average Number of Shares                        4,356,862            4,356,862                4,356,862          4,356,862
                                                      ===============    ===================   ===================   ===============

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

                                                                    EXHIBIT 99.2

                          INSITUFORM EAST, INCORPORATED
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (unaudited)

                                                                        Year Ended June 30, 2001
                                       --------------------------------------------------------------------------------------------
                                           Historical            Adjustments to            Adjustments             Pro Forma
                                                               Reflect Operations      Relating to Asset
                                                              of Disposed Business            Sale
                                       --------------------   ---------------------   ---------------------   ---------------------

Sales:
  Insituform East, Inc.                      $ 21,905,561          $ (21,905,561)  (1)  $               -      $                -
 Try Tek Machine Works, Inc.                                                       (2)
                                                1,300,646                107,750                        -               1,408,396
                                       --------------------   ---------------------   ---------------------   ---------------------
  Total Sales                                  23,206,207            (21,797,811)                       -               1,408,396
                                       --------------------   ---------------------   ---------------------   ---------------------
Costs and Expenses:
 Cost of sales:
  Insituform East, Inc.                        20,259,202            (20,259,202)  (1)                  -                       -
  Try Tek Machine Works, Inc.                   1,125,862                      -                        -               1,125,862
                                       --------------------   ---------------------   ---------------------   ---------------------
   Total cost of sales                         21,385,064            (20,259,202)                       -               1,125,862

 Selling, general and administrative
expenses                                        3,949,557             (2,749,557)  (3)                  -               1,200,000
                                       --------------------   ---------------------   ---------------------   ---------------------
    Total Costs and Expenses                   25,334,621            (23,008,759)                       -               2,325,862
                                       --------------------   ---------------------   ---------------------   ---------------------

Loss from Operations                           (2,128,414)             1,210,948                        -                (917,466)

Investment Income                                  43,223                      -                        -                  43,223
Interest Expense                                 (427,259)                     -                  247,200  (4)           (180,059)
Other Income (Expense) - net                      167,394                      -                        -                 167,394
                                       --------------------   ---------------------   ---------------------   ---------------------

Loss Before Income Taxes                       (2,345,056)             1,210,948                  247,200                (886,908)

Credit for Income Taxes                                 -                      -                        -                       -
                                       --------------------   ---------------------   ---------------------   ---------------------

Net Loss                                     $ (2,345,056)         $   1,210,948        $         247,200      $         (886,908)
                                       ====================   =====================   =====================   =====================

Basic and Diluted Loss Per Share             $      (0.54)         $        0.28        $            0.06      $            (0.20)
                                       ====================   =====================   =====================   =====================

Weighted Average Number of Shares               4,356,862              4,356,862                4,356,862               4,356,862
                                       ====================   =====================   =====================   =====================

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

                                                                    EXHIBIT 99.2


                         INSITUFORM EAST, INCORPORATED
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (unaudited)

                                                                  Nine Months Ended March 31, 2003
                                        ------------------------------------------------------------------------------------
                                            Historical          Adjustments to           Adjustments          Pro Forma
                                                              Reflect Operations      Relating to Asset
                                                             of Disposed Business           Sale
                                        -------------------  --------------------     ------------------   -----------------
Sales:
  Insituform East, Inc.                       $ 6,115,222      $      (6,115,222) (1)  $             -       $           -
  Try Tek Machine Works, Inc.                     337,718                  8,039  (2)                -             345,757
                                        -------------------  --------------------     ------------------   -----------------
  Total Sales                                   6,452,940             (6,107,183)                    -             345,757
                                        -------------------  --------------------     ------------------   -----------------
Costs and Expenses:
 Cost of sales:
  Insituform East, Inc.                         6,777,803             (6,777,803) (1)                -                   -
  Try Tek Machine Works, Inc.                     390,499                      -                     -             390,499
                                        -------------------  --------------------     ------------------   -----------------
   Total cost of sales                          7,168,302             (6,777,803)                    -             390,499

 Selling, general and administrative
   expenses                                     1,516,865               (616,865) (3)                -             900,000
                                        -------------------  --------------------     ------------------   -----------------
   Total Costs and Expenses                     8,685,167             (7,394,668)                    -           1,290,499
                                        -------------------  --------------------     ------------------   -----------------
Loss from Operations                           (2,232,227)             1,287,485                     -            (944,742)

Investment Income                                   1,562                      -                     -               1,562
Interest Expense                                  (95,425)                     -                95,425  (4)              -
Other Income (Expense) - net                      479,730                      -                     -             479,730
                                        -------------------  --------------------     ------------------   -----------------
Loss Before Income Taxes                       (1,846,360)             1,287,485                95,425            (463,450)

Credit for Income Taxes                                 -                      -                     -                   -
                                        -------------------  --------------------     ------------------   -----------------
Net Loss                                     $ (1,846,360)     $       1,287,485       $        95,425       $    (463,450)
                                        ===================  ====================     ==================   =================

Basic and Diluted Loss Per Share             $      (0.42)     $            0.29       $          0.02       $       (0.11)
                                        ===================  ====================     ==================   =================

Weighted Average Number of Shares               4,356,862              4,356,862             4,356,862           4,356,862
                                        ===================  ====================     ==================   =================

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

                                                                    EXHIBIT 99.2


                          INSITUFORM EAST, INCORPORATED
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                   (unaudited)

                                                                                   As of March 31, 2003
                                                           -----------------------------------------------------------------
                                                               As Reported         Adjustments Relating       Pro Forma
                                                                                      to Asset Sale
                                                           ---------------------  ---------------------    -----------------
                          ASSETS
Current Assets:
 Cash and cash equivalents                                  $        855,185       $      4,950,000    (5)  $   2,205,185
                                                                                         (3,000,000)   (6)
                                                                                           (600,000)   (6)
 Accounts receivable - net of allowance for doubtful
    accounts                                                       2,087,990                      -             2,087,990
 Inventories                                                         792,270               (500,000)   (5)        292,270
 Prepaid and refundable income taxes                                  26,634                      -                26,634
 Prepaid expenses                                                    212,477                      -               212,477
                                                           ---------------------  ---------------------    -----------------
  Total Current Assets                                             3,974,556                850,000             4,824,556


Property, Plant and Equipment - at cost less accumulated
   depreciation                                                    6,255,708               (490,000)   (5)      5,725,708
                                                                                            (40,000)   (7)
Deferred Income Taxes - net of valuation allowance                         -                      -                     -
Cash in Escrow                                                             -                550,000    (5)        550,000
Cash Surrender Value of SERP Life Insurance                          254,996                      -               254,996
                                                           ---------------------  ---------------------    -----------------
    Total Assets                                            $     10,485,260       $        870,000         $  11,355,260
                                                           =====================  =====================    =================

           LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Notes payable to CERBCO, Inc.                             $      3,000,000       $     (3,000,000)    (6) $           -
 Accounts payable                                                    983,538               (430,000)    (7)       553,538
 Accrued compensation and other expenses                             277,433                      -               277,433
                                                           ---------------------  ---------------------    -----------------
   Total Current Liabilities                                       4,260,971             (3,430,000)              830,971

Accrued SERP Liability                                               298,149                      -               298,149
                                                           ---------------------  -----------------------  -----------------
    Total Liabilities                                              4,559,120             (3,430,000)            1,129,120
                                                           ---------------------  -----------------------  -----------------

Commitments and Contingencies

Stockholders' Equity:
 Common stock - $.04 par value: 10,000,000 shares
   authorized; 4,387,163 shares issued; 4,059,266 shares
   outstanding                                                       175,486                      -               175,486

 Class B Common stock - $.04 par value; 800,000 shares
   authorized; 297,596 shares issued and outstanding                  11,904                      -                11,904


 Additional paid-in capital                                        4,000,424                      -             4,000,424
 Retained earnings                                                 2,927,939              4,510,000     (5)     7,227,939
                                                                                           (600,000)    (6)
                                                                                            390,000     (7)
                                                           ---------------------  -----------------------  -----------------
                                                                   7,115,753              4,300,000            11,415,753
 Less cost of 327,897 shares of common stock in treasury           1,189,613                      -             1,189,613
                                                           ---------------------  -----------------------  -----------------
  Total Stockholders' Equity                                       5,926,140              4,300,000            10,226,140
                                                           ---------------------  -----------------------  -----------------
    Total Liabilities and Stockholders' Equity              $     10,485,260       $        870,000         $  11,355,260
                                                           =====================  =======================  =================

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

                                                                    EXHIBIT 99.2

                          INSITUFORM EAST, INCORPORATED
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (unaudited)


(1) Pro forma results of operations for the years ended June 30, 2002 and 2001, and the nine months ended March 31, 2003, assume that substantially all operations ceased as of the first day of fiscal year 2001 beginning on July 1, 2000. The only operations remaining during the periods shown are those of TRY TEK Machine Works, Inc. ("TRY TEK"), the Company's wholly-owned subsidiary.

     TRY TEK was founded in 1985 to custom design and build special machinery, including machinery used to rehabilitate pipelines using cured-in-place pipe processes. TRY TEK is located in Hanover, PA and has four employees.

(2) Adjustments to reflect intercompany sales between TRY TEK, the remaining business, and the Disposed Business.

(3) Adjustments to facility carrying costs, salaries and other selling, general and administrative costs to reflect estimated costs that continue until remaining assets are liquidated, liabilities are satisfied and the Company is potentially dissolved. Continuing costs are estimated to consist of the following:

                                                    Years Ended June 30,                Nine Months Ended
                                         -------------------------------------------    -------------------------
                                                2002                   2001                  March 31, 2003
                                         -------------------    --------------------    -------------------------

         Personnel                            $ 700,000              $ 700,000                   $525,000
         Professional Fees                      100,000                100,000                     75,000
         Occupancy                              300,000                300,000                    225,000
         Other                                  100,000                100,000                     75,000
                                         -------------------    --------------------    -------------------------
                                             $1,200,000             $1,200,000                   $900,000
                                         ===================    ====================    =========================

(4) Adjustments to reflect reductions in, or for the nine months ended March 31, 2003, elimination of, interest expense for the periods shown as a result of using transaction proceeds of $3,000,000 to repay Notes Payable to CERBCO, Inc. on July 1, 2000. The adjustments for interest expense were calculated using an average of the prime rate for the respective periods.

(5) The Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2003 assumes that the transaction was completed on March 31, 2003. Transaction proceeds of $5,500,000, less $550,000 held in escrow, were received from the sale of certain inventories, equipment and other assets resulting in a gain of $4,510,000 over the net book value of the assets sold.

(6) Adjustment to reflect the partial use of transaction proceeds to repay the Notes Payable to CERBCO, Inc. in the amount of $3,000,000 and estimated transaction expenses of $600,000 on March 31, 2003.

(7) Adjustment to reflect the transfer to Insituform Technologies, Inc. under a side letter agreement of additional equipment in settlement of accrued and unpaid minimum royalties under sublicense agreements resulting in a gain of $390,000 over the net book value of the assets transferred.